BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock iShares® Alternative Strategies V.I. Fund
BlackRock iShares® Dynamic Allocation V.I. Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 30, 2014
to the Statement of Additional Information dated April 30, 2014

Effective on or about August 29, 2014, the following changes are made to the Funds’ Statement of Additional Information (“SAI”):

The section entitled “I. Investment Objectives and Policies” is amended to add the following:

The BlackRock iShares® Alternative Strategies V.I. Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in the BlackRock Cayman iShares Alternative Strategies V.I. Fund, Ltd., a wholly owned subsidiary of the BlackRock iShares® Alternative Strategies V.I. Fund formed in the Cayman Islands (the “Alternative Strategies Subsidiary”), which invests primarily in commodities, commodity-related instruments and other derivatives. The BlackRock iShares® Dynamic Allocation V.I. Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in the BlackRock Cayman iShares Dynamic Allocation V.I. Fund, Ltd., a wholly owned subsidiary of the BlackRock iShares® Dynamic Allocation V.I. Fund formed in the Cayman Islands (the “Dynamic Allocation Subsidiary” and with the Alternatives Strategies Subsidiary each, a “Subsidiary” and collectively, the “Subsidiaries”), which invests primarily in commodities, commodity-related instruments and other derivatives. Each Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

Investments in the Subsidiaries

The BlackRock iShares® Alternative Strategies V.I. Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Alternative Strategies Subsidiary. The BlackRock iShares® Dynamic Allocation V.I. Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Dynamic Allocation Subsidiary. Investments in the Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below. Each Subsidiary is advised by the Manager. Each Subsidiary (unlike the Funds) may invest without limitation in commodity-related instruments. However, each of the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, respectively, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of Paul L. Audet and Henry Gabbay, each a member of the Company’s Board of Directors. Each of the BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund is the sole shareholder of the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary, respectively, and shares of the Subsidiaries will not be sold or offered to other investors.

Each Subsidiary invests primarily in Underlying ETFs that primarily invest in commodities. Although the BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund may enter into these commodity-related instruments directly, the BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary, respectively. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the Funds’ investment in the Subsidiaries will likely increase. Each Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

The Manager manages the assets of each Subsidiary, but receives no additional compensation for doing so. The Manager also provides certain administrative services for the Subsidiaries, but receives no additional compensation for doing so. Each Subsidiary will also enter into separate contracts for the provision of advisory, sub-advisory, custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Funds.

The financial statements of the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary will be consolidated with the financial statements in the Annual and Semi-Annual Reports of BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, respectively. The Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Annual Report are provided without charge upon request as indicated on the front cover of this Statement of Additional Information.

The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in each Fund’s prospectus or this Statement of Additional Information, are not subject to all the investor protections of the Investment Company Act. However, the BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund wholly own and control the Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary, respectively, and each Fund and Subsidiary are each managed by the Manager, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Company’s Board of Directors has oversight responsibility for the investment activities of each Fund, including its investment in the respective Subsidiary, and each Fund’s role as sole shareholder of its respective Subsidiary. As noted above, the Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Company. The Subsidiaries are managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or Subsidiary to operate as described in each Fund’s prospectus and this Statement of Additional Information and could adversely affect the Funds. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Each Fund, as a “regulated investment company” under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a regulated investment company in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a regulated investment company from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes, other commodity-linked investments and fixed income securities serving as collateral for the contracts would constitute qualifying income. The IRS has indicated that the granting of additional private letter rulings is currently suspended, pending further internal discussion. As a result of the moratorium, the Company does not expect to request at this time such a private letter ruling. There is a risk that the IRS could assert that the annual net profit realized by the Subsidiaries and imputed for income tax purposes to the Funds will not be considered “qualifying income” for purposes of the Funds remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiaries will not be subject to Federal income tax. They will, however, be considered controlled foreign corporations, and each applicable Fund will be required to include as income annually amounts earned by its Subsidiary during that year. Gains from the sales of investments by a Subsidiary will not be

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eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the applicable Fund. Furthermore, each Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on Subsidiary income, whether or not the Subsidiary makes a distribution to the respective Fund during the taxable year.

The section entitled “II. Investment Restrictions” is amended to add the following:

The Alternative Strategies Subsidiary and Dynamic Allocation Subsidiary will follow the BlackRock iShares® Alternative Strategies V.I. Fund’s and BlackRock iShares® Dynamic Allocation V.I. Fund’s, respectively, fundamental and non-fundamental investment restrictions, described above, with respect to their investments.

The section entitled “IV. Management and Advisory Arrangements” is amended to add the following:

Organization and Management of Wholly-Owned Subsidiaries

The BlackRock iShares® Alternative Strategies V.I. Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Alternative Strategies Subsidiary. The BlackRock iShares® Dynamic Allocation V.I. Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Dynamic Allocation Subsidiary. Each Subsidiary invests primarily in commodities, commodity-related instruments and other derivatives.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. Each Subsidiary’s affairs are overseen by a board of directors, which is comprised of Paul L. Audet and Henry Gabbay, each a member of the Company’s Board of Directors.

The Manager provides investment management and administrative services to each Subsidiary. The Manager does not receive separate compensation from the Subsidiaries for providing them with investment advisory or administrative services. However, the each Fund pays the Manager based on the Fund’s assets, including the assets invested in the respective Subsidiary. Each Subsidiary entered into contracts for the provision of advisory, sub-advisory, custody, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. As a result, the Manager, in managing a Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of a Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Company’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Company’s Board of Directors regarding each Subsidiary’s compliance with its policies and procedures. Each Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiaries comply with asset segregation requirements to the same extent as the Funds.

The section entitled “VI. Computation of Offering Price Per Share” is amended to add the following:

The Subsidiaries are subject to the same valuation policies as the Funds as described in “Pricing of Shares” in Part II of this Statement of Additional Information. Each Fund’s investment in a Subsidiary is valued based on the value of the Subsidiary’s portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

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The section entitled “VII. Portfolio Transactions and Brokerage” is amended to add the following:

The Subsidiaries follow the same brokerage practices as do the Funds.

Shareholders should retain this Supplement for future reference.

SAI2-VAR-0614SUP